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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2000

                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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              Exact name of registrant as specified in its charter

                                    DELAWARE
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                 (State of other jurisdiction of incorporation)

           00-22609                                     84-1339282
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   (Commission File Number)                  (IRS Employer Identification No.)

                  1801 California Street Denver, Colorado 80202
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code:    303-992-1400
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         ITEM 5.  OTHER EVENTS

         On June 30, 2000, the Registrant consummated the merger of U S WEST, Inc., a Delaware corporation ("U S WEST"), with and into the Registrant. Each share of common stock of U S WEST was converted into the right to receive
1.72932 shares of the Registrant's common stock and cash in lieu of fractional shares of the Registrant. The Registrant issued approximately 942,928,542 shares of the Registrant's common stock to U S WEST shareholders in the merger (including shares issuable upon the exercise of outstanding options).

         On June 30, the Registrant also completed its previously announced sale to Touch America, Inc. of certain of its interLATA businesses in its 14-state local service area, as required by Section 271 of the Communications Act of 1996, as amended.

         On June 30, 2000, the Registrant issued a press release announcing the completion of the merger.

         A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

         ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  99.1       Press Release of the Registrant dated June 30, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICTIONS INTERNATIONAL INC.



DATE: June 30, 2000                 By:       /s/ Drake S. Tempest
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                                            Drake S. Tempest
                                            Executive Vice President, General
                                            Counsel and Chief Administrative
                                            Officer


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                                  EXHIBIT INDEX

99.1     Press release of the Registrant dated June 30, 2000


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